SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 16, 2018 (this “Amendment”), is among AROTECH CORPORATION (collectively, the “Borrower”), the other Loan Parties party to the Credit Agreement described below and JPMORGAN CHASE BANK, N.A. (the “Lender”).
RECITAL
The Borrower, the other Loan Parties and the Lender are parties to a Credit Agreement dated as of March 11, 2016, as amended by a certain First Amendment to Credit Agreement dated as of, as further amended by a certain Second Amendment to Credit Agreement dated as of June 25, 2016, as further amended by a certain Third Amendment to Credit Agreement dated as of June 1, 2017, as further amended by a certain Fourth Amendment to Credit Agreement dated as of June 20, 2017, and as further amended by a certain Fifth Amendment to Credit Agreement dated as of September 30, 2017 (as may be further amended or modified from time to time, the “Credit Agreement”), and desire to amend the Credit Agreement on the terms and conditions of this Amendment.
TERMS
In consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:
ARTICLE IAMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:
1.1    The following definitions are added to Section 1.01 of the Credit Agreement:
“Sixth Amendment” means the Sixth Amendment to this Agreement among the parties hereto.
“Sixth Amendment Effective Date” means the date the Sixth Amendment is Effective.
“Sixth Amendment Letter of Credit” means a certain Letter of Credit issued to the Borrower on the Sixth Amendment Effective Date, in an aggregate amount of up to $93,420.00.
1.2    Section 2.04(c) of the Credit Agreement is restated as follows:
(c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Lender to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provisions, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date. Notwithstanding the foregoing, the Sixth Amendment Letter of Credit shall expire at or prior to the close of business on March 30, 2021, provided however, that if the Borrower does not terminate and fully reimburse its obligations under the Sixth Amendment Letter of Credit prior to the Revolving Credit Maturity Date, then the cash collateralization provisions of Section 2.04(h) herein shall apply until the expiration of the Sixth Amendment Letter of Credit and the payment in full of all reimbursement and other obligations under the Sixth Amendment Letter of Credit.
1.3    Section 2.04(h) is amended by adding the following to the end of the first sentence thereof: “and, notwithstanding anything herein to the contrary, the Borrower shall deposit such cash collateral on the Revolving Credit Maturity Date, without demand or other notice of any kind, with respect to the Sixth Amendment Letter of Credit or any other Sixth Amendment Letter of Credit outstanding on the Revolving Credit Maturity Date.”
ARTICLE II    REPRESENTATIONS. Each Loan Party represents and warrants to the Lender that:
2.1    The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, or the terms of its articles of incorporation or organization (as applicable), by-laws or operating agreement (as applicable), or any undertaking to which it is a party or by which it is bound.
2.2    The Amendment is the valid and binding obligation of each Loan Party, enforceable against such Borrower in accordance with its terms.
2.3    After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and no Default has occurred and is continuing.
ARTICLE III     CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of the date hereof when each of the following is satisfied:
3.1    Each Loan Party and the Lender shall have executed this Amendment.
3.2    The Lender shall have received (i) a certificate of each Loan Party, dated the Sixth Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party.
ARTICLE IV    MISCELLANEOUS.
4.1    References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment is a Loan Document. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Without limiting the foregoing, each of the

Loan Parties acknowledges and agrees that all references to Secured Obligations in any of the Collateral Documents shall be deemed references to Secured Obligations as such term is amended hereby and as further amended or modified from time to time in accordance with the Loan Documents.
4.2    Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.
4.3    This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.
[Remainder of Page Intentionally Left Blank – Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.

AROTECH CORPORATION

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: VP Finance & CFO

FAAC INCORPORATED

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

ELECTRIC FUEL BATTERY CORP.

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

UEC ELECTRONICS, LLC

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

JPMORGAN CHASE BANK, N.A.

By: /s/ Michelle L. Montague

Name: Michelle L. Montague

Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT